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                            CERTIFICATE OF MERGER
                                   MERGING                         EXHIBIT 10.39
                        ALEXANDER ENERGY CORPORATION
                                    INTO
                                NEG-OK, INC.



                 NEG-OK, Inc., a Delaware corporation, pursuant to Section 82 of the Oklahoma General Corporation Act and Section 252 of the Delaware General Corporation Law,

DOES HEREBY CERTIFY:

                 FIRST. That the name and state of incorporation of each of the constituent corporations is Alexander Energy Corporation (Oklahoma) and NEG-OK, Inc. (Delaware);

                 SECOND. That an Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the provisions of Section 82(c) of the Oklahoma General Corporation Act and in accordance with the provisions of Section 252(c) of the Delaware General Corporation Law;

                 THIRD. That the name of the surviving corporation is NEG-OK, Inc.;

                 FOURTH. That the certificate of incorporation of NEG-OK, Inc. shall be the certificate of incorporation of the surviving corporation;

                 FIFTH. That the executed Agreement of Merger is on file at the principal place of business of the surviving corporation, which is located at 1400 One Energy Square, 4925 Greenville Avenue, Dallas, TX 75206;

                 SIXTH. That a copy of the Agreement of Merger will be furnished by the surviving corporation, on request and without cost, to any shareholder of any constituent corporation.

                 SEVENTH. The authorized capital stock of Alexander Energy Corporation is as follows:

                 Common Stock, $.03 par value, 50,000,000 shares
                 Preferred Stock, $.01 par value, 2,000,000 shares

                 EIGHTH. This merger shall be effective at 3 o'clock p.m. on August 29, 1996.

                 NINTH. NEG-OK, Inc. hereby agrees that it may be served with process in Oklahoma in any proceeding for enforcement of any obligation of any constituent corporation organized in Oklahoma, as well as for enforcement of any obligation of NEG-OK, Inc. arising from the merger, including any suit or other proceeding to enforce the right of any shareholders
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as determined in appraisal proceedings pursuant to the provisions of Section
1091 of the Oklahoma General Corporation Act, and hereby irrevocably appoints the Secretary of State of the State of Oklahoma, its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State of the State of Oklahoma is 1400 One Energy Square, 4925 Greenville Avenue, Dallas, TX 75206.

                 IN WITNESS WHEREOF, NEG-OK, Inc. has caused this certificate to be signed by its President and attested by its Secretary this 29th day of August, 1996.


                                        NEG-OK, INC.


                                          /s/ Miles D. Bender
                                        ----------------------------------------
                                            Name:  Miles D. Bender
                                            Title:  President


ATTEST:


  /s/ Grace Bricker
- -------------------------------------
Grace Bricker, Secretary